Exhibit 99.3

LETTER OF TRANSMITTAL

VIATRIS INC.

OFFER TO EXCHANGE

Up to $1,000,000,000 aggregate principal amount of 1.125% Senior Notes due 2022

CUSIP #91533BAA8, ISIN #US91533BAA89

CUSIP #U9156BAA3, ISIN #USU9156BAA36

for a like aggregate principal amount of 1.125% Senior Notes due 2022 which have been registered under the Securities Act of 1933, as amended;

Up to $750,000,000 aggregate principal amount of 1.650% Senior Notes due 2025

CUSIP #91533BAB6, ISIN #US91533BAB62

CUSIP #U9156BAB1, ISIN #USU9156BAB19

for a like aggregate principal amount of 1.650% Senior Notes due 2025 which have been registered under the Securities Act of 1933, as amended;

Up to $750,000,000 aggregate principal amount of 2.300% Senior Notes due 2027

CUSIP #91533BAC4, ISIN #US91533BAC46

CUSIP #U9156BAC9, ISIN #USU9156BAC91

for a like aggregate principal amount of 2.300% Senior Notes due 2027 which have been registered under the Securities Act of 1933, as amended;

Up to $1,450,000,000 aggregate principal amount of 2.700% Senior Notes due 2030

CUSIP #91533BAD2, ISIN #US91533BAD29

CUSIP #U9156BAD7, ISIN #USU9156BAD74

for a like aggregate principal amount of 2.700% Senior Notes due 2030 which have been registered under the Securities Act of 1933, as amended;

Up to $1,500,000,000 aggregate principal amount of 3.850% Senior Notes due 2040

CUSIP #91533BAE0, ISIN #US91533BAE02

CUSIP #U9156BAE5, ISIN #USU9156BAE57

for a like aggregate principal amount of 3.850% Senior Notes due 2040 which have been registered under the Securities Act of 1933, as amended

and

Up to $2,000,000,000 aggregate principal amount of 4.000% Senior Notes due 2050

CUSIP #91533BAF7, ISIN #US91533BAF76

CUSIP #U9156BAF2, ISIN #USU9156BAF23

for a like aggregate principal amount of 4.000% Senior Notes due 2050 which have been registered under the Securities Act of 1933, as amended.

PURSUANT TO THE PROSPECTUS

DATED                 , 2021

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON                 , 2021 SUBJECT TO THE COMPANY’S RIGHT TO EXTEND THE EXPIRATION DATE FOR ANY EXCHANGE OFFER (SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN PRIOR TO THE EXPIRATION DATE.

Delivery to:

The Bank of New York Mellon (the “Exchange Agent”)

By Registered or Certified Mail, Overnight Delivery:

c/o BNY Mellon

Corporate Trust Operations—Reorganization Unit

2001 Bryan Street, 10th Floor

Dallas, Texas 75201

Attn: Tiffany Castor

For Information Call:

(315) 414-3034

For Facsimile Transmission (for Eligible Institutions only):

(732) 667-9408

Confirm by E-mail:

CT_REORG_UNIT_INQUIRIES@bnymellon.com

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF THIS LETTER OF TRANSMITTAL. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

The undersigned acknowledges that he or she has received the prospectus, dated as of                 , 2021 (as amended or supplemented, the “Prospectus”), of Viatris Inc., a Delaware corporation (the “Company”), Utah Acquisition Sub Inc., a Delaware corporation, Mylan II B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) incorporated and existing under the laws of the Netherlands and Mylan Inc., a Pennsylvania corporation (together with Utah Acquisition Sub Inc. and Mylan II B.V., the “Guarantors”), and this Letter of Transmittal (this “Letter”), which together constitute the Company’s offer (the “Exchange Offer”) to exchange (1) an aggregate principal amount of up to $1,000,000,000 of its 1.125% Senior Notes due 2022 which have been registered under the Securities Act of 1933, as amended (the “Securities Act”) (the “2022 Exchange Notes”) for a like aggregate principal amount of the Company’s issued and outstanding 1.125% Senior Notes due 2022 (the “2022 Restricted Notes”), (2) an aggregate principal amount of up to $750,000,000 of its 1.650% Senior Notes due 2025 which have been registered under the Securities Act (the “2025 Exchange Notes”) for a like aggregate principal amount of the Company’s issued and outstanding 1.650% Senior Notes due 2025 (the “2025 Restricted Notes”), (3) an aggregate principal amount of up to $750,000,000 of its 2.300% Senior Notes due 2027 which have been registered under the Securities Act (the “2027 Exchange Notes”) for a like aggregate principal amount of the Company’s issued and outstanding 2.300% Senior Notes due 2027 (the “2027 Restricted Notes”), (4) an aggregate principal amount of up to $1,450,000,000 of its 2.700% Senior Notes due 2030 which have been registered under the Securities Act (the “2030 Exchange Notes”) for a like aggregate principal amount of the Company’s issued and outstanding 2.700% Senior Notes due 2030 (the “2030 Restricted Notes”), (5) an aggregate principal amount of up to $1,500,000,000 of its 3.850% Senior Notes due 2040 which have been registered under the Securities Act (the “2030 Exchange Notes”) for a like aggregate principal amount of the Company’s issued and outstanding 3.850% Senior Notes due 2040 (the “2040 Restricted Notes”) and (6) an aggregate principal amount of up to $2,000,000,000 of its 4.000% Senior Notes due 2050 which have been registered under the Securities Act (the “2050 Exchange Notes” and, together with the 2022 Exchange Notes, the 2025 Exchange Notes, the 2027 Exchange Notes, the 2030 Exchange Notes and the 2040 Exchange Notes, the “Exchange Notes”) for a like aggregate principal amount of the Company’s issued and outstanding 4.000% Senior Notes due 2050 (the “2050 Restricted Notes” and, together with the 2022 Restricted Notes, the 2025 Restricted Notes, the 2027 Restricted Notes, the 2030 Restricted Notes and the 2040 Restricted Notes, the “Restricted Notes”). The terms of the Exchange Notes are identical in all material respects to those of the outstanding Restricted Notes of the corresponding series, except that the Exchange Notes will be registered under the Securities Act and the transfer restrictions, registration rights and additional interest provisions relating to the Restricted Notes will not apply to the Exchange Notes.

The Restricted Notes are unconditionally guaranteed by each of the Guarantors (the “Restricted Note Guarantees”) and the Exchange Notes will be unconditionally guaranteed by each of the Guarantors (the “Exchange Note Guarantees”). Upon the terms and subject to the conditions set forth in the Prospectus and this Letter, each Guarantor offers to issue the Exchange Note Guarantees with respect to all Exchange Notes issued in the Exchange Offer in exchange for the Restricted Note Guarantees of all Restricted Notes for which such Exchange Notes are issued in the Exchange Offer.

All references to the Exchange Notes and Restricted Notes include references to the related guarantees, as appropriate. Capitalized terms not defined herein shall have the respective meanings ascribed to them in the Prospectus.

For each Restricted Note accepted for exchange, the holder of such Restricted Note will receive an Exchange Note of the applicable series having a principal amount equal to the principal amount of the surrendered Restricted Note. Holders of the Exchange Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid on the Restricted Notes. The Restricted Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders of Restricted Notes whose Restricted Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Restricted Notes otherwise payable on any interest payment date the record date for which occurs on or after the consummation of the Exchange Offer.

The Company reserves the right at its sole discretion, at any time prior to the expiration of the Exchange Offer, to extend the period of time during which the Exchange Offer is open, in which event the term “Expiration Date” for such Exchange Offer shall mean the latest time and date to which such Exchange Offer is extended.

This Letter is to be completed by a holder of Restricted Notes either if certificates for such Restricted Notes, in proper form for transfer, are to be physically delivered herewith or if a tender of such Restricted Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (“DTC”) pursuant to the procedures set forth under the caption “The Exchange Offer—Book-Entry Transfers” in the Prospectus and an Agent’s Message (as defined below) is not delivered.

Tenders of Restricted Notes by book-entry transfer also may be made by delivering an Agent’s Message in lieu of this Letter. The term “Agent’s Message” means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation (as defined below), which states that DTC has received an express acknowledgment from the tendering participant in its Automated Tender Offer Program (“ATOP”) stating that such participant has received and agrees to be bound by this Letter and that the Company may enforce such Letter against the participant. The term “Book-Entry Confirmation” means a timely confirmation of a book-entry transfer of Restricted Notes into the Exchange Agent’s account at DTC.

Accordingly, this Letter need not be completed by a holder tendering through ATOP. By using the ATOP procedures to tender the Notes, a holder will not be required to deliver this Letter to the Exchange Agent. However, any such holder will be bound by this Letter’s terms, and will be deemed to have made the acknowledgments and the representations and warranties it contains, just as if such holder had signed it.

Unless the context otherwise requires, the term “holder” for purposes of this Letter means any person in whose name Restricted Notes are registered or any other person who has obtained a properly completed note power from the holder or any person whose Restricted Notes are held of record by DTC.

We have not provided guaranteed delivery procedures in conjunction with this Exchange Offer or under any of the Prospectus or other materials provided herewith.

Delivery of documents to DTC, the Trustee (as defined in the Prospectus), the Company or any Guarantor does not constitute delivery to the Exchange Agent.

The method of delivery of Restricted Notes, this Letter and all other required documents are at the election and risk of the holders. If such delivery is by mail it is recommended that registered mail properly insured, with return receipt requested, be used. In all cases, sufficient time should be allowed to assure timely delivery. No Restricted Notes, this Letter or other required documents should be sent to the Company or any Guarantor.

YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER MAY BE DIRECTED TO THE EXCHANGE AGENT, WHOSE ADDRESS, TELEPHONE NUMBER AND E-MAIL ADDRESS APPEAR ON THE FRONT PAGE OF THIS LETTER.

The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

PLEASE READ THIS LETTER AND THE PROSPECTUS IN THEIR ENTIRETY AND CAREFULLY BEFORE CHECKING ANY BOX BELOW.

List below the Restricted Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Restricted Notes should be listed on a separate signed schedule affixed hereto.

All Tendering Holders Complete Box 1:

Box 1: DESCRIPTION OF RESTRICTED NOTES

DESCRIPTION OF 2022 RESTRICTED NOTES

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	1	2	3
	Certificate Number(s)*	Aggregate Principal Amount Represented	Principal Amount Tendered**

	Total

*  Need not be completed if 2022 Restricted Notes are being tendered by book-entry transfer.

**  Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the 2022 Restricted Notes represented by the 2022 Restricted Notes indicated in column 2. See Instruction 2. 2022 Restricted Notes tendered must be in minimum denominations of $2,000 in principal amount and integral multiples of $1,000 in excess thereof. See Instruction 1.

DESCRIPTION OF 2025 RESTRICTED NOTES

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	1	2	3
	Certificate Number(s)*	Aggregate Principal Amount Represented	Principal Amount Tendered**

	Total

*  Need not be completed if 2025 Restricted Notes are being tendered by book-entry transfer.

**  Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the 2025 Restricted Notes represented by the 2025 Restricted Notes indicated in column 2. See Instruction 2. 2025 Restricted Notes tendered must be in minimum denominations of $2,000 in principal amount and integral multiples of $1,000 in excess thereof. See Instruction 1.

DESCRIPTION OF 2027 RESTRICTED NOTES

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	1	2	3
	Certificate Number(s)*	Aggregate Principal Amount Represented	Principal Amount Tendered**

	Total

*  Need not be completed if 2027 Restricted Notes are being tendered by book-entry transfer.

**  Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the 2027 Restricted Notes represented by the 2027 Restricted Notes indicated in column 2. See Instruction 2. 2027 Restricted Notes tendered must be in minimum denominations of $2,000 in principal amount and integral multiples of $1,000 in excess thereof. See Instruction 1.

DESCRIPTION OF 2030 RESTRICTED NOTES

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	1	2	3
	Certificate Number(s)*	Aggregate Principal Amount Represented	Principal Amount Tendered**

	Total

*  Need not be completed if 2030 Restricted Notes are being tendered by book-entry transfer.

**  Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the 2030 Restricted Notes represented by the 2030 Restricted Notes indicated in column 2. See Instruction 2. 2030 Restricted Notes tendered must be in minimum denominations of $2,000 in principal amount and integral multiples of $1,000 in excess thereof. See Instruction 1.

DESCRIPTION OF 2040 RESTRICTED NOTES

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	1	2	3
	Certificate Number(s)*	Aggregate Principal Amount Represented	Principal Amount Tendered**

	Total

*  Need not be completed if 2040 Restricted Notes are being tendered by book-entry transfer.

**  Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the 2040 Restricted Notes represented by the 2040 Restricted Notes indicated in column 2. See Instruction 2. 2040 Restricted Notes tendered must be in minimum denominations of $2,000 in principal amount and integral multiples of $1,000 in excess thereof. See Instruction 1.

DESCRIPTION OF 2050 RESTRICTED NOTES

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	1	2	3
	Certificate Number(s)*	Aggregate Principal Amount Represented	Principal Amount Tendered**

	Total

*  Need not be completed if 2050 Restricted Notes are being tendered by book-entry transfer.

**  Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the 2050 Restricted Notes represented by the 2050 Restricted Notes indicated in column 2. See Instruction 2. 2050 Restricted Notes tendered must be in minimum denominations of $2,000 in principal amount and integral multiples of $1,000 in excess thereof. See Instruction 1.

Box 2 Book-Entry Transfer

☐  CHECK HERE IF TENDERED RESTRICTED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name of Tendering

Institution:

Account Number:

Transaction Code

Number:

By crediting the Restricted Notes to the Exchange Agent’s account at DTC using ATOP and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting to the Exchange Agent an Agent’s Message in which the holder of the Restricted Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter, the participant in DTC confirms on behalf of itself and the beneficial owners of such Restricted Notes all provisions of this Letter (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter to the Exchange Agent.

Box 3 Return of Non-Exchanged Restricted Notes Tendered by Book-Entry Transfer

☐ CHECK HERE IF RESTRICTED NOTES TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED RESTRICTED NOTES ARE TO BE RETURNED BY CREDITING THE ACCOUNT NUMBER SET FORTH ABOVE.

Box 4 Participating Broker-Dealer

☐ CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE TEN (10) ADDITIONAL COPIES OF THE PROSPECTUS AND OF ANY AMENDMENTS OR SUPPLEMENTS THERETO. Name: Address:

If the undersigned is not a broker-dealer, the undersigned represents that it is not an “affiliate”, as defined in Rule 405 under the Securities Act, of the Company or any Guarantor, is not participating, does not intend to participate and has no arrangement or understanding with any person to participate, in a “distribution”, as defined in the Securities Act, of Exchange Notes and is acquiring the Exchange Notes in its ordinary course of business.

If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Restricted Notes, it represents that the Restricted Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering such a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act (other than in connection with a resale of an unsold allotment from the original sale of the Restricted Notes).

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Restricted Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Restricted Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Restricted Notes as are being tendered hereby.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned’s true and lawful agent and attorney-in-fact with respect to such tendered Restricted Notes, with full power of substitution to, among other things, cause the Restricted Notes to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Restricted Notes, and to acquire Exchange Notes issuable upon the exchange of such tendered Restricted Notes, and that, when such Restricted Notes are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the Restricted Notes are accepted by the Company. The undersigned hereby further represents that any Exchange Notes acquired in exchange for Restricted Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, that neither the holder of such Restricted Notes nor any such other person is participating in, intends to participate in or has an arrangement or understanding with any person to participate in the “distribution”, as defined in the Securities Act, of such Exchange Notes and that neither the holder of such Restricted Notes nor any such other person is an “affiliate,” as defined in Rule 405 under the Securities Act, of the Company or any Guarantor. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Restricted Notes, it represents that the Restricted Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering such a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act (other than in connection with a resale of an unsold allotment from the original sale of the Restricted Notes).

The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the “SEC”), as set forth in no-action letters issued to third parties, that the Exchange Notes to be issued pursuant to the Exchange Offer in exchange for the Restricted Notes may be offered for resale, resold and otherwise transferred by holders thereof, without compliance with the registration and prospectus delivery requirements of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holder’s business and, in the case of a broker-dealer, were acquired as a result of its market-making or other trading activities, such holder is not holding any Restricted Notes that have the status of, or are reasonably likely to have the status of, an unsold allotment in the initial offering, such holder is not participating, does not intend to participate and has no arrangement or understanding with any person to participate in the “distribution”, as defined in the Securities Act, of such Exchange Notes and is not an “affiliate”, as defined in Rule 405 under the Securities Act, of the Company or any Guarantor. The undersigned also acknowledges that the staff of the SEC has not considered the Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as it has in other interpretations to third parties. If any holder is an “affiliate”, as defined in Rule 405 under the Securities Act, of the Company or any Guarantor, or is participating in, intends to participate in or has any arrangement or understanding with any person to participate in the “distribution”, as defined in the Securities Act, of the Exchange Notes to be acquired pursuant to the Exchange Offer, such holder (i) may not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that acquired any of its Restricted Notes directly from the Company (including as an unsold allotment from the original sale of the Restricted Notes), such broker-dealer (a) may not rely on the applicable interpretations of the staff of the SEC and (b) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Restricted Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth under the caption “The Exchange Offer—Withdrawal Rights” in the Prospectus.

The undersigned further agrees that acceptance of any and all validly tendered Restricted Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its and the Guarantors’ obligations under the Registration Rights Agreement, dated as of June 22, 2020 (the “Registration Rights Agreement”), among Upjohn Inc., a Delaware corporation and Goldman Sachs & Co. LLC, BofA Securities, Inc., Citigroup Global Markets Inc., Morgan Stanley and Co. LLC and Mizuho Securities USA LLC, as representatives (the “Representatives”) of the initial purchasers named in Schedule I to the Purchase Agreement, dated as of June 17, 2020, among Upjohn Inc. and the Representatives, and that the Company shall have no further obligations or liabilities thereunder, except as provided in Section 5 of the Registration Rights Agreement. The undersigned will comply with its obligations under the Registration Rights Agreement.

The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption “The Exchange Offer—Conditions to the Exchange Offer”. The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Restricted Notes tendered hereby and, in such event, the Restricted Notes not exchanged will be returned to the undersigned at the address shown above, promptly following the expiration or termination of the Exchange Offer. In addition, the Company may amend the Exchange Offer at any time prior to the Expiration Date if any of the conditions set forth under caption “The Exchange Offer—Conditions to the Exchange Offer” in the Prospectus occur.

Unless otherwise indicated herein in the box entitled “SPECIAL ISSUANCE INSTRUCTIONS” below, please deliver the Exchange Notes (and, if applicable, substitute certificates representing Restricted Notes for any Restricted Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Restricted Notes, please credit the Exchange Notes to be issued to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled “SPECIAL DELIVERY INSTRUCTIONS” below, please send the Exchange Notes (and, if applicable, substitute certificates representing Restricted Notes for any Restricted Notes not exchanged) to the undersigned at the address shown above in the box entitled “DESCRIPTION OF RESTRICTED NOTES.”

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF RESTRICTED NOTES” ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE RESTRICTED NOTES AS SET FORTH IN SUCH BOX ABOVE.

Box 5 SPECIAL ISSUANCE INSTRUCTIONS See Instructions 3 and (4)	Box 6 SPECIAL DELIVERY INSTRUCTIONS (See Instructions 3 and 4)

To be completed ONLY if certificates for Restricted Notes not exchanged and/or Exchange Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above, or if Restricted Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issue:  ☐  Restricted Notes not tendered to:

        ☐  Exchange Notes to:

Name(s):

(Please Print or Type)

Address:

(Include Zip Code)

Daytime Area Code and Telephone Number.

Taxpayer Identification or Social Security Number:

To be completed ONLY if certificates for Restricted Notes not exchanged and/or Exchange Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above or to such person or persons at an address other than shown in the box entitled “DESCRIPTION OF RESTRICTED NOTES” on this Letter above.

Issue:  ☐  Restricted Notes not tendered to:

        ☐  Exchange Notes to:

Name(s):

(Please Print or Type)

Address:

(Include Zip Code)

Daytime Area Code and Telephone Number.

Taxpayer Identification or Social Security Number:*

*	Such person(s) must properly complete a Form W-9, Form W-8BEN, Form W-8BEN-E, Form W-ECI or Form 8IMY.

Box 7

TENDERING HOLDER(S) SIGN HERE

(Complete accompanying Form W-9)

Must be signed by the registered holder(s) (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Restricted Notes) of the Restricted Notes exactly as their name(s) appear(s) on the Restricted Notes hereby tendered or by any person(s) authorized to become the registered holder(s) by properly completed note powers or endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person. See Instruction 3.

(Signature(s) of Holder(s))

Date:

Name(s):
(Please Type or Print)

Capacity (full title):

Address:
(Including Zip Code)

Daytime Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:

GUARANTEE OF SIGNATURE(S) (If Required—See Instruction 3)

Authorized Signature:

Date:

Name:

Title:

Name of Firm:

Address of Firm:
(Including Zip Code)

Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:

Form W-9 (Rev. October 2018) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification ▶ Go to www.irs.gov/FormW9 for instructions and the latest information.	Give form to the requester. Do not send to the IRS.

Print or type. See Specific Instructions on page 3.	1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.
2 Business name/disregarded entity name, if different from above
	3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only one of the following seven boxes.									4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3): Exempt payee code (if any)
	☐	Individual/sole proprietor or single-member LLC	☐	C Corporation	☐	S Corporation	☐	Partnership	☐ Trust/estate
☐

Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) ▶

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is not disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

Exemption from FATCA reporting code (if any)
	☐	Other (see instructions) ▶								(Applies to accounts maintained outside the U.S.)
	5 Address (number, street, and apt. or suite no.) See instructions.								Requester’s name and address (optional)
6 City, state, and ZIP code
7 List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN, later.

Note: If the account is in more than one name, see the instructions for line 1. Also see What Name and Number To Give the Requester for guidelines on whose number to enter.

Social security number

	-	-
or
Employer identification number

-

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3.	I am a U.S. citizen or other U.S. person (defined below); and
4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to www.irs.gov/FormW9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

● Form 1099-INT (interest earned or paid)

● Form 1099-DIV (dividends, including those from stocks or mutual funds)

● Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

● Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

● Form 1099-S (proceeds from real estate transactions)

● Form 1099-K (merchant card and third party network transactions)

● Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

● Form 1099-C (canceled debt)

● Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, later.

Cat. No. 10231X	Form W-9 (Rev. 10-2018)

Form W-9 (Rev. 10-2018)	Page 2

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting, later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

● An individual who is a U.S. citizen or U.S. resident alien;

● A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

● An estate (other than a foreign estate); or

● A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.

● In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

● In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

● In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the instructions for Part II for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See Exempt payee code, later, and the separate Instructions for the Requester of Form W-9 for more information.

Also see Special rules for partnerships, earlier.

What is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code, later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Form W-9 (Rev. 10-2018)	Page 3

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or “doing business as” (DBA) name on line 2.

c. Partnership, LLC that is not a single-member LLC, C corporation, or S corporation. Enter the entity’s name as shown on the entity’s tax return on line 1 and any business, trade, or DBA name on line 2.

d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter the owner’s name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on line 2, “Business name/disregarded entity name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3.

IF the entity/person on line 1 is a(n) . . .	THEN check the box for . . .

● Corporation	Corporation

● Individual ● Sole proprietorship, or ● Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes.	Individual/sole proprietor or single-member LLC

● LLC treated as a partnership for U.S. federal tax purposes,

● LLC that has filed Form 8832 or 2553 to be taxed as a corporation, or

● LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes.

Limited liability company and enter the appropriate tax classification. (P= Partnership; C= C corporation; or S= S corporation)

● Partnership	Partnership

● Trust/estate	Trust/estate

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

● Generally, individuals (including sole proprietors) are not exempt from backup withholding.

● Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

● Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

● Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

Form W-9 (Rev. 10-2018)	Page 4

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .

Interest and dividend payments	All exempt payees except for 7

Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.

Barter exchange transactions and patronage dividends	Exempt payees 1 through 4

Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]

Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]

However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H —A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note: See What Name and Number To Give the Requester, later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.SSA.gov. You may also get this form by calling 1-800-772-1213. Use Form 1ni-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/Businesses and clicking on Employer Identification Number (EIN) under Starting a Business. Go to www.irs.gov/Forms to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to www.irs.gov/OrderForms to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code, earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

Form W-9 (Rev. 10-2018)	Page 5

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

	For this type of account:	Give name and SSN of:

1.	Individual	The individual

2.	Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]

3.	Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account

4.	Custodial account of a minor (Uniform Gift to Minors Act)	The minor[2]

5.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]

	b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]

6.	Sole proprietorship or disregarded entity owned by an individual	The owner[3]

7.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i) (A))	The grantor*

	For this type of account:	Give name and EIN of:

8.	Disregarded entity not owned by an individual	The owner

9.	A valid trust, estate, or pension trust	Legal entity[4]

10.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation

11.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

12.	Partnership or multi-member LLC	The partnership

13.	A broker or registered nominee	The broker or nominee

	For this type of account:	Give name and EIN of:

14.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

15.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.

[3]

You must show your individual name and you may also enter your business or DBA name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]

List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships, earlier.

*	Note: The grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

● Protect your SSN,

● Ensure your employer is protecting your SSN, and

● Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

Form W-9 (Rev. 10-2018)	Page 6

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at spam@uce.gov or report them at www.ftc.gov/complaint. You can contact the FTC at www.ftc.gov/idtheft or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see www.IdentityTheft.gov and Pub. 5027.

Visit www.its.gov/IdentityTheft to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT’S MESSAGE IN LIEU THEREOF (TOGETHER WITH THE CERTIFICATES, IF ANY, FOR RESTRICTED NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

IN ORDER TO VALIDLY TENDER RESTRICTED NOTES FOR EXCHANGE, HOLDERS OF RESTRICTED NOTES MUST COMPLETE, EXECUTE AND DELIVER THIS LETTER OR AN AGENT’S MESSAGE IN LIEU THEREOF.

Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death, incapacity or dissolution of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer to Exchange

Up to $1,000,000,000 aggregate principal amount of 1.125% Senior Notes due 2022

CUSIP #91533BAA8, ISIN #US91533BAA89

CUSIP #U9156BAA3, ISIN #USU9156BAA36

for a like aggregate principal amount of 1.125% Senior Notes due 2022 which have been registered under the Securities Act of 1933, as amended;

Up to $750,000,000 aggregate principal amount of 1.650% Senior Notes due 2025

CUSIP #91533BAB6, ISIN #US91533BAB62

CUSIP #U9156BAB1, ISIN #USU9156BAB19

for a like aggregate principal amount of 1.650% Senior Notes due 2025 which have been registered under the Securities Act of 1933, as amended;

Up to $750,000,000 aggregate principal amount of 2.300% Senior Notes due 2027

CUSIP #91533BAC4, ISIN #US91533BAC46

CUSIP #U9156BAC9, ISIN #USU9156BAC91

for a like aggregate principal amount of 2.300% Senior Notes due 2027 which have been registered under the Securities Act of 1933, as amended;

Up to $1,450,000,000 aggregate principal amount of 2.700% Senior Notes due 2030

CUSIP #91533BAD2, ISIN #US91533BAD29

CUSIP #U9156BAD7, ISIN #USU9156BAD74

for a like aggregate principal amount of 2.700% Senior Notes due 2030 which have been registered under the Securities Act of 1933, as amended;

Up to $1,500,000,000 aggregate principal amount of 3.850% Senior Notes due 2040

CUSIP #91533BAE0, ISIN #US91533BAE02

CUSIP #U9156BAE5, ISIN #USU9156BAE57

for a like aggregate principal amount of 3.850% Senior Notes due 2040 which have been registered under the Securities Act of 1933, as amended

and

Up to $2,000,000,000 aggregate principal amount of 4.000% Senior Notes due 2050

CUSIP #91533BAF7, ISIN #US91533BAF76

CUSIP #U9156BAF2, ISIN #USU9156BAF23

for a like aggregate principal amount of 4.000% Senior Notes due 2050 which have been registered under the Securities Act of 1933, as amended.

Pursuant to the Prospectus, dated                     , 2021

1.	DELIVERY OF THIS LETTER AND NOTES.

This Letter is to be completed by holders of Restricted Notes either if certificates for such Restricted Notes, in proper form for transfer, are to be physically delivered herewith or if tenders of such Restricted Notes are to be made to the account maintained by the Exchange Agent at DTC pursuant to the procedures for delivery by book-entry transfer set forth under the caption “The Exchange Offer—Book-Entry Transfers” in the Prospectus and an Agent’s Message is not delivered. Tenders of the Restricted Notes by book-entry transfer also may be made by delivering an Agent’s Message in lieu of this Letter. The term “Agent’s Message” means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the tendering participant in ATOP stating that such participant has received and agrees to be bound by this Letter and that the Company may enforce such Letter against the participant. Certificates for all physically tendered Restricted Notes or Book-Entry Confirmation evidencing the tender of Restricted Notes into the Exchange Agent’s account at DTC, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof or Agent’s Message in lieu thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein prior to the Expiration Date. Restricted Notes tendered hereby must be in minimum denominations of principal amount of $2,000 and integral multiples of $1,000 in excess thereof.

The method of delivery of this Letter, the Restricted Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If this Letter, the Restricted Notes and any such other documents are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, and made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. No Letters, Restricted Notes or other required documents should be sent to the Company or any Guarantor.

No alternative, conditional, irregular or contingent tenders will be accepted. Each tendering holder, by execution of this Letter (or facsimile thereof) or delivery of an Agent’s Message in lieu thereof, shall waive any right to receive any notice of the acceptance of the Restricted Notes for exchange. See the caption “The Exchange Offer” in the Prospectus.

2.	PARTIAL TENDERS (NOT APPLICABLE TO NOTE HOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER).

If less than all of the Restricted Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Restricted Notes to be tendered in box 1 above entitled “DESCRIPTION OF RESTRICTED NOTES—Principal Amount Tendered”. A reissued certificate representing the balance of non-tendered Restricted Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Restricted Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

3.	SIGNATURES ON THIS LETTER; NOTE POWER AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

If this Letter is signed by the registered holder(s) of the Restricted Notes tendered hereby, the signature(s) must correspond exactly with the name as written on the face of the certificates or on DTC’s security position listing as the holder of such Restricted Notes without any change whatsoever.

If any tendered Restricted Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

If any tendered Restricted Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

When this Letter is signed by the registered holder(s) (which term, for the purposes described herein, shall include DTC as the owner of the Restricted Notes) of the Restricted Notes specified herein and tendered hereby, no endorsements of certificates or separate note powers are required. If, however, the Exchange Notes are to be issued, or any untendered or unexchanged Restricted Notes are to be reissued, to a person other than the registered holder(s), then such certificate(s) must be endorsed in blank or accompanied by note powers in form satisfactory to the Company, in either case duly executed by the registered holder(s) as the name(s) of such registered holder(s) appear(s) on such certificate(s) and the signature(s) on such certificate(s) must be guaranteed by an Eligible Institution (as defined below).

If this Letter or any certificates or note powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company in its sole discretion of their authority to so act must be submitted herewith.

Endorsements on certificates for Restricted Notes or signatures on note powers required by this Instruction 3 must be guaranteed by a firm which is a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each, an “Eligible Institution”).

Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Restricted Notes are tendered: (i) by a registered holder of Restricted Notes (which term, for purposes of the Exchange Offer, includes any participant in DTC’s system whose name appears on a security position listing as the holder of such Restricted Notes) who has not completed the box entitled “SPECIAL ISSUANCE INSTRUCTIONS” or “SPECIAL DELIVERY INSTRUCTIONS” in this Letter or (ii) for the account of an Eligible Institution.

4.	SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

Tendering holders of Restricted Notes should indicate, in the applicable box 5 or 6, the name and address to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Restricted Notes not exchanged are to be issued or sent, if different from the name(s) or address(es) of the person(s) signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named also must be indicated. Holders tendering Restricted Notes by book-entry transfer may request in box 3 that Restricted Notes not exchanged be credited to such account maintained at DTC as such note holder may designate hereon. If no such instructions are given, such Restricted Notes not exchanged will be returned either to the name and address of the person signing this Letter or the account of DTC from which they were tendered.

5.	TAXPAYER IDENTIFICATION NUMBER AND BACKUP WITHHOLDING.

The exchange of Restricted Notes for Exchange Notes pursuant to the Exchange Offer will not be treated as a taxable exchange for U.S. federal income tax purposes. However, U.S. Federal income tax law generally requires that payments of principal and interest on a note to a holder be subject to backup withholding unless such holder provides the payor with such holder’s correct Taxpayer Identification Number (“TIN”) on a Form W-9 or otherwise establishes a basis for exemption. Accordingly, the Exchange Agent, as payor, must have a correct TIN for each tendering holder whose Restricted Notes are accepted for exchange. In the case of a holder who is an individual, the TIN is generally such holder’s social security number. If the Exchange Agent has not already been provided, or is not provided with, the correct TIN or an adequate basis for an exemption, such holder may be subject to a $50 penalty imposed by the Internal Revenue Service (“IRS”) and backup withholding at the applicable rate, currently 24%, on the amount of any reportable payments made after the exchange to such tendering holder. If withholding results in an overpayment of taxes, a refund may be obtained.

To prevent backup withholding, each tendering holder that has not already provided the Exchange Agent with a correct TIN must provide such holder’s correct TIN by completing the enclosed IRS Form W-9 set forth herein, or an appropriate IRS Form W-8, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the IRS that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the IRS has notified the holder that such holder is no longer subject to backup withholding.

If the holder does not have a TIN, such holder should consult the instructions in the enclosed IRS Form W-9 for information on applying for a TIN, write “Applied For” in the space for the TIN in Part 1 of the enclosed IRS Form W-9, and sign and date the enclosed IRS Form W-9. If the holder does not provide such holder’s TIN to the Exchange Agent within 60 days, backup withholding will begin and continue until such holder furnishes such holder’s TIN to the Exchange Agent. Note: Writing “Applied For” on the form means that the holder has already applied for a TIN or that such holder intends to apply for one in the near future. If the Restricted Notes are held in more than one name or are not in the name of the actual owner, consult the instructions in the enclosed IRS Form W-9 for information on which TIN to report.

Certain tendering holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt holders should indicate their exempt status on the enclosed IRS Form W-9. See the instructions in the enclosed IRS Form W-9 for additional information. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent an appropriate and properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder’s exempt status. An appropriate IRS Form W-8 can be obtained from the Exchange Agent or the IRS website at http://www.irs.gov.

6.	TRANSFER TAXES.

The Company will pay all transfer taxes, if any, applicable to the transfer and exchange of Restricted Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Restricted Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Restricted Notes tendered hereby, or if tendered Restricted Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer and exchange of Restricted Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Restricted Notes specified in this Letter.

7.	WAIVER OF CONDITIONS.

The Company reserves the right in its reasonable discretion to waive satisfaction of any or all conditions enumerated in the Prospectus or in this Letter prior to the Expiration Date.

8.	NO CONDITIONAL TENDERS; DEFECTS.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Restricted Notes, by execution of this Letter or an Agent’s Message in lieu thereof, shall waive any right to receive notice of the acceptance of their Restricted Notes for exchange.

Neither the Company nor the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Restricted Notes, nor shall any of them incur any liability for failure to give any such notice.

9.	MUTILATED, LOST, STOLEN OR DESTROYED RESTRICTED NOTES.

Any holder whose Restricted Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.	WITHDRAWAL RIGHTS.

Tenders of Restricted Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

For a withdrawal of a tender of Restricted Notes to be effective, notice of withdrawal must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Any written notice of withdrawal must (i) specify the name of the person having tendered the Restricted Notes to be withdrawn, (ii) identify the Restricted Notes to be withdrawn (including certificate number(s), if any, and the principal amount of such Restricted Notes), (iii) contain a statement that such holder is withdrawing such holder’s election to have such Restricted Notes exchanged, (iv) be signed by the holder in the same manner as the original signature on the Letter by which such Restricted Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the Trustee with respect to the Restricted Notes register the transfer of such Restricted Notes in the name of the person withdrawing the tender and (v) specify the name in which such Restricted Notes are registered, if different from that of the holder. If Restricted Notes have been tendered pursuant to the procedure for book-entry transfer set forth under the caption “The Exchange Offer—Book-Entry Transfers” in the Prospectus, the Exchange Agent must receive a valid withdrawal request through ATOP from the tendering DTC participant before the Expiration Date, which must include the VOI number of the tender to be withdrawn and the name of the ultimate beneficial owner of the Restricted Notes to be withdrawn. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company (which power may be delegated to the Exchange Agent), whose determination shall be final and binding on all parties. Any Restricted Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Restricted Notes so withdrawn are validly re-tendered. Any Restricted Notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Restricted Notes tendered by book-entry transfer into the Exchange Agent’s account at DTC pursuant to the book-entry transfer procedures set forth under the caption “The Exchange Offer—Book-Entry Transfers” in the Prospectus, such Restricted Notes will be credited to an account maintained with DTC for the Restricted Notes) promptly after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Restricted Notes may be re-tendered by following the procedures described above at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

11.	REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above.

Manually signed copies of the Letter will be accepted. The Letter and any other required documents should be sent or delivered by each holder or such holder’s broker, dealer commercial bank or other nominee to the Exchange Agent at one of the addresses set forth below.

The Exchange Agent for the Exchange Offer is:

The Bank of New York Mellon

By Registered or Certified Mail, Overnight Delivery:

c/o BNY Mellon

Corporate Trust Operations—Reorganization Unit

2001 Bryan Street, 10th Floor

Dallas, Texas 75201

Attn: Tiffany Castor

For Information Call:

(315) 414-3034

For Facsimile Transmission (for Eligible Institutions only):

(732) 667-9408

Confirm by E-mail:

CT_REORG_UNIT_INQUIRIES@bnymellon.com